                                                                   Exhibit 24.1

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Alan Jay Goldstein and Barry L. Fischer, and each of them, with full power to act without the other and with full power of substitution, his or its true and lawful attorney-in-fact, for him or it and in his or its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Sections 13 and 16 of the Securities Exchange Act of
1934, as amended, and the rules and regulations promulgated thereunder, respecting securities beneficially owned by him or, including, but not limited to, Schedules 13D, Schedules 13G, Forms 3, Forms 4, and Forms 5.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than those named herein.

     Each of the undersigned agrees and represents to those dealing with its attorney-in-fact herein, Alan Jay Goldstein and Barry L. Fischer, that this
Power of Attorney  may be voluntarily revoked only by written notice to such attorney-in-fact.

     WITNESS THE EXECUTION HEREOF, June 2, 2015.

                                        SABRA INVESTMENTS, LP

                                        By:    /s/ Zvi Rhine
                                               --------------------------------
                                        Name:  Zvi Rhine
                                        Title: Principal

                                        SABRA CAPITAL PARTNERS, LLC

                                        By:    /s/ Zvi Rhine
                                               --------------------------------
                                        Name:  Zvi Rhine
                                        Title: Principal

                                        /s/ Zvi Rhine
                                        ---------------------------------------
                                        Zvi Rhine